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                                                                     EXHIBIT 4.1

                       [SPECIMEN COMMON STOCK CERTIFICATE]


                                  [LOGO I-FLOW
                                  CORPORATION]


COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                               SHARE
   [    ]                                                               [    ]


INCORPORATED UNDER THE LAWS OF THE                       CUSIP   449520  30  3
STATE OF DELAWARE
                                                         SEE REVERSE FOR CERTAIN
                                                         DEFINITIONS AND
                                                         PROVISIONS


THIS CERTIFIES THAT


IS THE OWNER OF


      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 VALUE OF

I-FLOW CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


DATED:

/ S /  James J. Dal Porto                  / S /  Donald M. Earhart
-----------------------------------        -------------------------------------
TREASURER AND                              CHAIRMAN, PRESIDENT,
ASSISTANT SECRETARY                        AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR



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The Corporation is authorized to issue more than one class of stock. The
Corporation will furnish without charge to each shareholder who so requests a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The shares of common stock represented by this certificate are shares as constituted after giving effect to a one-for-five reverse stock split of the Corporation which was effective upon the close of business May 11, 1992.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN -- as joint tenants with the right of survivorship and not as tenants in common

                                    UNIF GIFT MIN ACT -        Custodian
                                                       -------          --------
                                                        (Cust)           (Minor)
                                    under Uniform Gifts to Minors
                                    Act
                                       -----------------------------------------
                                                         (State)


                Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                          ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
      -------------------



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                       X
                        ---------------------------------

                       X
                        ---------------------------------
                       NOTICE: THE SIGNATURE(S) TO THIS
                       ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME(S) AS WRITTEN UPON THE FACE OF THE
                       CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                       ALTERATION OR ENLARGEMENT OR ANY CHANGE
                       WHATEVER.

Signature(s) Guaranteed


By:
   ----------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.